Income Taxes	3 Months Ended	12 Months Ended
	Jun. 30, 2024	Mar. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The components of income tax expense for the three months ended June 30, 2024 and 2023, were as follows:

(Dollars in thousands)	Three Months Ended June 30,
	2024	2023
Current expense
Federal	$28	$—

Deferred expense
Federal	—	—
Income tax expense	$28	$—

15. Income Taxes

The components of income tax expense (benefit) for the years ended March 31, 2024 and 2023, were as follows:

	Year Ended March 31,
(Dollars in thousands)	2024	2023
Deferred expense
Federal	$788	$(1,072)
Income tax expense (benefit)	$788	$(1,072)

Income tax expense differs from the amounts computed by applying the Federal statutory rate to pre-tax income (loss). A reconciliation between the Federal statutory income tax rate of 21% to the effective income tax rate for the years ended March 31, 2024 and 2023 are shown below:

	Year Ended March 31,
(Dollars in thousands)	2024	2023
Expected statutory income tax benefit	$(558,052)	$(51,011)
Amounts not deductible for income tax - goodwill impairment	490,969	—
Amounts not deductible for income tax - other	4,919	505
Amounts attributable to non-taxable flow-through entities	2,855	41,240
Change in valuation allowance	60,097	8,194
Income tax expense (benefit)	$788	$(1,072)

The components of gross deferred tax assets and gross deferred tax liabilities as of March 31, 2024 and 2023, are as follows (included in other assets):

(Dollars in thousands)	March 31, 2024	March 31, 2023
Deferred income tax assets:
Passthrough differences - temporary	$28,130	$17,142
Loss on arbitration	11,544	—
Share-based compensation	4,567	—
Net operating loss	17,658	991
Non-current deferred income tax assets	61,899	18,133

Deferred income tax liabilities:
Other	—	—
Non-current deferred income tax liabilities	—	—
Less: valuation allowance	61,899	18,133
Total deferred income tax liability	$—	$—

As of March 31, 2024 and 2023, our gross federal and state net operating loss carryforwards for income tax purposes were approximately $82.4 million and $4.7 million, respectively. Under the Tax Act, federal net operating loss carryforwards can be carried forward indefinitely but the deduction for federal net operating loss is limited to 80% of taxable income for any given year. The Company’s state net operating losses can generally be carried forward indefinitely but the deduction for state net operating loss is generally limited to 80% of taxable state income for any given year.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred over the past three years and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of March 31, 2024 and 2023.

The Company does not have any significant uncertain tax positions as of March 31, 2024 and 2023, and the 2020, 2021 and 2022 tax years remain subject to examination by major tax jurisdictions as of the date of this report.